UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2005

WINSONIC DIGITAL MEDIA GROUP, LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-32231	52-2236253
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Marietta Street, Suite 2600
Atlanta, Ga. 30303
(Address of principal executive offices) (Zip Code)

(404) 230-5705
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed in our 2005 annual report, Nana Yalley (“Mr. Yalley”) resigned as Executive Vice President and as a member of the Board of Directors of Winsonic Digital Media Group, Ltd. (the “Registrant”) pursuant to a Separation Agreement and General Release dated December 9, 2005 (the “Separation Agreement”). The resignation was effective immediately upon execution of the Separation Agreement.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1.	Separation Agreement and General Release between the Registrant and Nana Yalley dated December 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2006

WINSONIC DIGITAL MEDIA GROUP, LTD.

By: /s/ Winston Johnson
Winston Johnson
Chairman/CEO/Director